SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report:  November 21, 1995
(Date of earliest event reported)



            Residential Funding Mortgage Securities I, Inc.
        (Exact name of registrant as specified in its charter)


Delaware                 33-54227                   75-2006294
(State or Other          (Commission             (I.R.S. Employer
Jurisdiction             File Number)           Identification No.)
of Incorporation)


8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota


                                                           55437
          (Address of Principal Executive Office)     (Zip Code)


Registrant's telephone number, including area code:(612) 832-7000





Item 5.      Other Events.

             On Novemberer 30, 1995, the Registrant will cause the issuance and sale of $139,617,748 initial principal amount of Mortgage Pass-Through
      Certificates, Series 1995-S18, Class A-1, Class A-
      2, Class A-3, Class A-4, Class A-5, Class A-6,
      Class A-7, Class R, Class M-1, Class M-2
      Class M-3, Class B-1, Class B-2 and Class B-3 (the
      "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1995, among the Registrant, Residential Funding
      Corporation, as Master Servicer, and First National
      Bank of Chicago, as Trustee.

             In connection with the sale of the Series
      1995-S18, Class A-1, Class A-2, Class A-3, Class
      A-4, Class A-5, Class A-6, Class A-7, Class R
      Certificates, other than a de minimis portion thereof, and the Class M-1, Class M-2 and Class M-
      3 Certificates (collectively, the "Underwritten
      Certificates"), the Registrant has been advised by UBS Securities Inc. (the "Underwriter"), that the
      Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No.
      33-54227, which Computational Materials are being filed manually as exhibits to this report.

             The Computational Materials have been
      provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

             The Computational Materials consist of the first 9 pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

             The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
      Computational Materials may be based on
      assumptions that differ from the assumptions set forth in the Prospectus Supplement. The
      Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the
      Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

             In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
      Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7.      Financial Statements, Pro Forma Financial
             Information and Exhibits


      (a)    Financial Statements.

             Not applicable.

      (b)    Pro Forma Financial Information.

             Not applicable.

      (c)    Exhibits


                 Item 601(a) of
                 Regulation S-K
Exhibit No.      Exhibit No.        Description

1                    99             Computational
                                    Materials



      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                RESIDENTIAL FUNDING MORTGAGE
                                SECURITIES I, INC.

                                By:  /s/ Bruce J. Legan

                                Name:   Bruce J. Legan
                                Title:  Vice President




Dated: November 21, 1995
                             EXHIBIT INDEX


         Item 601 (a) of  Sequentially
Exhibit  Regulation S-K   Numbered
Number   Exhibit No.      Description     Page

1          99            Computational    Manually
                           Materials       Filed




                               EXHIBIT

                        (Intentionally Omitted)